                                                                Exhibit 10.16

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                       JOINT PATENT FILING AGREEMENT

This Memorandum of Understanding is made and entered into effect as of this 1st day of December, 1998, by and between Matsushita Communication Industrial Company Limited, a Japanese corporation having its principal place of business at 4-3-1, Tsunashima Higashi, Kohokuku, Yokohama 223 Japan (hereinafter referred to as MCI) and UT Starcom, Inc., a Delaware corporation having its principal place of business at 1275 Harbor Bay Parkway, Suite 100, Alameda, California 94502, USA (hereinafter referred to as UTS), in order to set forth the basic understanding between the parties regarding patent application of [*].

Whereas, MCI and UTS have cooperated in devising certain [*], which is deemed to be eligible for patent application.

Whereas, MCI and UTS is eager to apply for patent regarding this [*] in [*] and with the consent of both parties, in any other third country.

Now therefore, in consideration of the foregoing paragraphs, MCI and UTS agree as follows:

    1)  UTS shall immediately file the said patent application in [*].

    2)  Matsushita Electric Industrial Co., Ltd. (hereinafter referred to as
        MEI), which is the parent company of MCI, shall file a patent application corresponding to the said patent in [*] and with the consent of UTS, in any other third country, six months after the application of the said patent in [*] by UTS, and/ or after the necessary approval of [*] regulatory authorities.

    3) The total cost of necessary application fees shall be [*] between MCI and UTS.

    4) Either party, when supplying [*] utilizing the said patent to any other third party, shall require the prior written consent of the other party, but shall be free of any compensation, including but not limited to royalty payment.

    5) Both parties must consent in writing when licensing the said patent to any other third party, and any royalty income collected as the result shall be shared equally among the two parties.

In witness whereof, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives, effective as of the date first above written.

Matsushita Communication Industrial Co., Ltd.     UT Starcom, Inc.

Signed:  /s/ M. Akiyama                           Signed:  /s/ Paul Berkowitz
--------------------------------------------------------------------------------
Name:        M. Akiyama                           Name         Paul Berkowitz
--------------------------------------------------------------------------------
Title:   Senior Managing Director                 Titles    VP Product Planning
--------------------------------------------------------------------------------
Date:    November 30, 1998                        Date:        9 Nov 98
--------------------------------------------------------------------------------


[*] = CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.